AMD Adoption of ASC 606 Revenue Recognition Accounting Standard
February 27, 2018

Reconciliation for all non-GAAP financial measures discussed in this document to the most directly comparable GAAP financial measures is included below.

New Revenue Recognition Accounting Standard
AMD adopted the new revenue recognition accounting standard, ASC 606, effective Q1 2018. ASC 606 is effective for all public companies for annual reporting periods beginning after December 15, 2017.

We adopted the new revenue recognition accounting standard under the “full retrospective” method, meaning that adjusted financials for 2016 and 2017 are being provided as though ASC 606 was effective in those prior periods. This method of adoption makes it easier for investors as we provide 2018 guidance, actual results going forward and comparative prior results under one consistent standard. There is no change to our underlying business guidance under the new standard and we remain focused on growing revenue and increasing profitability in 2018. From Q1 2018 onwards all AMD financial results will be reported under the new revenue recognition accounting standard with prior period financial results adjusted for ASC 606 as provided in this document.

The new revenue accounting standard primarily impacts AMD revenue recognition for:

•	channel shipments on a sell-in basis (CPUs and GPUs),

•	inventory of custom products with a non-cancellable purchase order (semi-custom products), and

•	transactions that involve development and licensing agreements.

AMD Adoption of ASC 606 Revenue Recognition Standard	Page 1	February 27, 2018

Under the new standard, revenue from sales to distributors will be recognized as revenue upon the shipment of the product to the distributors (sell-in).

•	Previously revenue recognition of sales to distributors was upon reported resale of the product by the distributors to their customers (sell-through).
Semi-custom products under non-cancellable purchases orders will be recognized as revenue based on the value of the inventory and expected margin.

•	Previously semi-custom product revenue was recognized upon shipment.
Revenue associated with certain development and intellectual property licensing agreements will be recognized upon transfer of control of the intellectual property license.

•	Previously the fair value of these agreements was divided into an R&D credit for specific development work as the expenses were incurred and licensing revenue upon completion of the deliverables.
Revenue recognition related to all other revenue streams remains substantially unchanged under the new standard.

Summary of ASC 606 Impact to 2016 Financials

•	2016 GAAP and Non-GAAP Results:

•	2016 revenue is $47 million higher driven by a net build in channel and semi-custom product inventory.

•	2016 gross margin percentage does not change and gross margin dollars increase by $5 million due to higher revenue.

•	There is no impact to net loss per share.

AMD Adoption of ASC 606 Revenue Recognition Standard	Page 2	February 27, 2018

Summary of ASC 606 Impact to 2017 Financials

•	2017 GAAP and non-GAAP Results:

•	2017 revenue is $76 million lower driven by a net drain in channel and semi-custom product inventory.

•	Revenue in each of the quarters in 2017 is adjusted based on whether there is a net drain or net build of channel and semi-custom product inventory.

•	2017 gross margin percentage does not change and gross margin dollars decrease by $36 million due primarily to lower channel revenue.

•	Gross margin dollars for each quarter in 2017 are adjusted based on higher or lower channel and semi-custom product revenue.

•
Operating expenses (OPEX) for 2017 are higher by $41 million primarily due to the absence of $36 million of R&D credits related to a development and intellectual property licensing agreement signed in 2017. It is expected that the deliverables for this agreement will be completed in 2018 and revenue will be recognized upon transfer of the license. Marketing, general and administrative expenses increase slightly due to a shift in the timing of recognition of marketing fund expenses.

•	OPEX for each quarter in 2017 increases primarily due to the absence of R&D credits.

•	Provision (benefit) for income taxes adjustment for 2017 relates to the reduction of withholding tax expense associated with the absence of R&D credits.

•	Q3 and Q4 2017 taxes were also impacted by ASC 606 adjustments.

•
Earnings (loss) per share for 2017 is lower by $0.07 due to the impact of lower gross margin dollars of approximately $(0.035) as a result of lower revenue and the impact of the absence of $36 million of R&D credits of approximately $(0.035).

AMD Adoption of ASC 606 Revenue Recognition Standard	Page 3	February 27, 2018

•	Earnings (loss) per share for each quarter in 2017 is adjusted based primarily on changes to operating income (loss).

Summary of the impact of ASC 606 on Reportable Segments in 2016 and 2017
Computing and Graphics:

•	Revenue increases in 2016 by $21 million due to a net build in channel inventory. Revenue is lower in 2017 by $52 million due to a net drain in channel inventory.

•	Revenue in each of the quarters for 2017 is adjusted based on whether there is a net increase or decrease in channel revenue.

•
Operating Income (Loss) decreases $5 million in 2016 primarily due to slightly higher operating expenses. Operating income (loss) decreases $55 million in 2017 primarily due to lower revenue and the absence of R&D credits.

•	Operating income (loss) in each of the quarters for 2017 is adjusted based on the impact of revenue and operating expenses and by the absence of R&D credits.

Enterprise, Embedded and Semi-Custom:

•	Revenue increases $26 million in 2016 due primarily to an increase in semi-custom product revenue and decreases $24 million in 2017 due primarily to a decrease in semi-custom product revenue.

•	Revenue in each of the quarters for 2017 is adjusted based on whether there is a net increase or decrease in semi-custom product revenue.

•
Operating Income (Loss) increases $4 million in 2016 and decreases $22 million in 2017 primarily due to the impact of semi-custom product revenue recognition. In addition, 2017 is impacted by the absence of R&D credits.

AMD Adoption of ASC 606 Revenue Recognition Standard	Page 4	February 27, 2018

•	Operating income (loss) in each of the quarters for 2017 is adjusted based on the impact of revenue and the absence of R&D credits.

Summary of the key impact on Balance Sheet items under ASC 606 for Annual 2016 & Annual and Quarterly 2017

•	Accounts receivable increases in all periods primarily due to the acceleration in timing of semi-custom product revenue.

•	Inventory decreases in all periods primarily due to the acceleration in timing of semi-custom product revenue.

•	Other current liabilities increases throughout 2017 due to the reclassification of R&D credits to the balance sheet as deferred revenue. There is no change to 2016.

•
Deferred income on shipments to distributors line item, which represented the deferral of income for shipments to distributors previously recognized as revenue upon reported sale by our distributors (sell-through), goes away under ASC 606 as channel revenue is recognized upon shipment (sell-in) under ASC 606.

2016 and 2017 Cash Flow Statements
There is no impact on cash flow during any period from the adoption of ASC 606.

In summary the ASC 606 adjusted 2016 and 2017 financial results, provided in this document, reflect the effects of this new revenue recognition accounting standard. There is no change to our underlying business guidance under the new standard and we remain focused on growing revenue and increasing profitability in 2018.

Investor Contacts:
Ruth Cotter	Laura Graves	Alina Ostrovsky
408-749-3887	408-749-5467	408-749-6688
ruth.cotter@amd.com	laura.graves@amd.com	alina.ostrovsky@amd.com

AMD Adoption of ASC 606 Revenue Recognition Standard	Page 5	February 27, 2018

ADVANCED MICRO DEVICES, INC.

Supplemental information on the impact of the adoption of ASC 606 on 2016 and 2017 financial information

AMD Adoption of ASC 606 Revenue Recognition Standard Page 6 February 27, 2018

ADVANCED MICRO DEVICES, INC.

FY 2016 AND FY 2017 CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP)

(Millions, except per share amounts and percentages)

GAAP	2016 605 [1]	2016 Adj	2016 606 [2]	2017 605	2017 Adj	2017 606
Net revenue	$ 4,272	$ 47	$ 4,319	$ 5,329	$ (76)	$ 5,253
Cost of sales	3,274	42	3,316	3,506	(40)	3,466
Gross margin	998	5	1,003	1,823	(36)	1,787
Gross margin %	*23%*	-	*23%*	*34%*	-	*34%*
Research and development	1,008	-	1,008	1,160	36	1,196
Marketing, general and administrative	460	6	466	511	5	516
Restructuring and other special charges, net	(10)	-	(10)	-	-	-
Licensing gain	(88)	-	(88)	(52)	-	(52)
Operating income (loss)	(372)	(1)	(373)	204	(77)	127
Interest expense	(156)	-	(156)	(126)	-	(126)
Other income (expense), net	80	-	80	(9)	-	(9)
Income (loss) before equity loss and income taxes	(448)	(1)	(449)	69	(77)	(8)
Provision for income taxes	39	-	39	19	(1)	18
Equity loss in investee	(10)	-	(10)	(7)	-	(7)
Net income (loss)	$ (497)	$ (1)	$ (498)	$ 43	$ (76)	$ (33)
Earnings (loss) per share:						
Basic	$ (0.60)	$ -	$ (0.60)	$ 0.04	$ (0.07)	$ (0.03)
Diluted	$ (0.60)	$ -	$ (0.60)	$ 0.04	$ (0.07)	$ (0.03)
Shares used in per share calculation:						
Basic	835		835	952		952
Diluted	835		835	1,039		952

[1] 605: Prior revenue recognition guidance under U.S. GAAP in effect through December 30, 2017 for AMD. Annual results are derived from audited financial statements included in Form 10-K.

[2] 606: ASC 606 new revenue recognition accounting standard that creates a single source of revenue guidance under U.S. GAAP for all companies in all industries and replaces most existing revenue recognition guidance in U.S. GAAP.

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 7** **February 27, 2018**

ADVANCED MICRO DEVICES, INC.

2017 QUARTERS CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP)

(Millions, except per share amounts and percentages)

	Q1'17			Q2'17			Q3'17			Q4'17		
GAAP	**605**	**Adj**	**606**	**605**	**Adj**	**606**	**605**	**Adj**	**606**	**605**	**Adj**	**606**
Net revenue	$ 984	$ 194	$ 1,178	$ 1,222	$ (71)	$ 1,151	$ 1,643	$ (59)	$ 1,584	$ 1,480	$ (140)	$ 1,340
Cost of sales	653	147	800	818	(53)	765	1,070	(57)	1,013	965	(77)	888
Gross margin	331	47	378	404	(18)	386	573	(2)	571	515	(63)	452
Gross margin %	*34%*	*(2%)*	*32%*	*33%*	*1%*	*34%*	*35%*	*1%*	*36%*	*35%*	*(1%)*	*34%*
Research and development	266	5	271	279	6	285	315	5	320	300	20	320
Marketing, general and administrative	121	2	123	125	2	127	132	-	132	133	1	134
Licensing gain	(27)	-	(27)	(25)	-	(25)	-	-	-	-	-	-
Operating income (loss)	(29)	40	11	25	(26)	(1)	126	(7)	119	82	(84)	(2)
Interest expense	(32)	-	(32)	(32)	-	(32)	(31)	-	(31)	(31)	-	(31)
Other income (expense), net	(5)	-	(5)	(3)	-	(3)	(3)	-	(3)	2	-	2
Income (loss) before equity loss and income taxes	(66)	40	(26)	(10)	(26)	(36)	92	(7)	85	53	(84)	(31)
Provision (benefit) for income taxes	5	-	5	3	-	3	19	3	22	(8)	(4)	(12)
Equity loss in investee	(2)	-	(2)	(3)	-	(3)	(2)	-	(2)	-	-	-
Net income (loss)	$ (73)	$ 40	$ (33)	$ (16)	$ (26)	$ (42)	$ 71	$ (10)	$ 61	$ 61	$ (80)	$ (19)
Earnings (loss) per share:												
Basic	$ (0.08)	$ 0.04	$ (0.04)	$ (0.02)	$ (0.02)	$ (0.04)	$ 0.07	$ (0.01)	$ 0.06	$ 0.06	$ (0.08)	$ (0.02)
Diluted	$ (0.08)	$ 0.04	$ (0.04)	$ (0.02)	$ (0.02)	$ (0.04)	$ 0.07	$ (0.01)	$ 0.06	$ 0.06	$ (0.08)	$ (0.02)
Shares used in per share calculation:												
Basic	939		939	945		945	957		957	965		965
Diluted	939		939	945		945	1,042		1,042	1,037		965

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 8** **February 27, 2018**

ADVANCED MICRO DEVICES, INC.

FY 2016 AND FY 2017 CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(Millions, except per share amounts and percentages)

	2016			2017		
Non-GAAP [(1)]	**605**	**Adj**	**606**	**605**	**Adj**	**606**
Net revenue	$ 4,272	$ 47	$ 4,319	$ 5,329	$ (76)	$ 5,253
Cost of sales	2,932	42	2,974	3,504	(40)	3,464
Gross margin	1,340	5	1,345	1,825	(36)	1,789
Gross margin %	*31%*	-	*31%*	*34%*	-	*34%*
Research and development	959	-	959	1,103	36	1,139
Marketing, general and administrative	425	6	431	473	5	478
Licensing gain	(88)	-	(88)	(52)	-	(52)
Operating income (loss)	44	(1)	43	301	(77)	224
Interest expense	(150)	-	(150)	(104)	-	(104)
Other income (expense), net	2	-	2	-	-	-
Income (loss) before equity loss and income taxes	(104)	(1)	(105)	197	(77)	120
Provision for income taxes	13	-	13	18	(1)	17
Net income (loss)	$ (117)	$ (1)	$ (118)	$ 179	$ (76)	$ 103
Earnings (loss) per share:						
Basic	$ (0.14)	$ -	$ (0.14)	$ 0.19	$ (0.08)	$ 0.11
Diluted	$ (0.14)	$ -	$ (0.14)	$ 0.17	$ (0.07)	$ 0.10
Shares used in per share calculation:						
Basic	835		835	952		952
Diluted	835		835	1,039		1,039

[(1)] See Appendices for GAAP to Non-GAAP reconciliations.

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 9** **February 27, 2018**

ADVANCED MICRO DEVICES, INC.

2017 QUARTERS CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(Millions, except per share amounts and percentages)

	Q1'17			Q2'17			Q3'17			Q4'17		
Non-GAAP [(1)]	**605**	**Adj**	**606**	**605**	**Adj**	**606**	**605**	**Adj**	**606**	**605**	**Adj**	**606**
Net revenue	$ 984	$ 194	$ 1,178	$ 1,222	$ (71)	$ 1,151	$ 1,643	$ (59)	$ 1,584	$ 1,480	$ (140)	$ 1,340
Cost of sales	653	147	800	817	(53)	764	1,069	(57)	1,012	965	(77)	888
Gross margin	331	47	378	405	(18)	387	574	(2)	572	515	(63)	452
Gross margin %	*34%*	*(2%)*	*32%*	*33%*	*1%*	*34%*	*35%*	*1%*	*36%*	*35%*	*(1%)*	*34%*
Research and development	252	5	257	266	6	272	297	5	302	288	20	308
Marketing, general and administrative	112	2	114	115	2	117	122	-	122	124	1	125
Licensing gain	(27)	-	(27)	(25)	-	(25)	-	-	-	-	-	-
Operating income (loss)	(6)	40	34	49	(26)	23	155	(7)	148	103	(84)	19
Interest expense	(26)	-	(26)	(27)	-	(27)	(25)	-	(25)	(26)	-	(26)
Other income (expense), net	(1)	-	(1)	-	-	-	(1)	-	(1)	2	-	2
Income (loss) before equity loss and income taxes	(33)	40	7	22	(26)	(4)	129	(7)	122	79	(84)	(5)
Provision (benefit) for income taxes	5	-	5	3	-	3	19	3	22	(9)	(4)	(13)
Net income (loss)	$ (38)	$ 40	$ 2	$ 19	$ (26)	$ (7)	$ 110	$ (10)	$ 100	$ 88	$ (80)	$ 8
Earnings (loss) per share:												
Basic	$ (0.04)	$ 0.04	$ -	$ 0.02	$ (0.03)	$ (0.01)	$ 0.11	$ (0.01)	$ 0.10	$ 0.09	$ (0.08)	$ 0.01
Diluted	$ (0.04)	$ 0.04	$ -	$ 0.02	$ (0.03)	$ (0.01)	$ 0.10	$ (0.01)	$ 0.09	$ 0.08	$ (0.07)	$ 0.01
Shares used in per share calculation:												
Basic	939		939	945		945	957		957	965		965
Diluted	939		1,031	1,036		945	1,143		1,143	1,137		1,037

[(1)] See Appendices for GAAP to Non-GAAP reconciliations.

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 10** **February 27, 2018**

ADVANCED MICRO DEVICES, INC.

FY 2016 AND FY 2017 SEGMENT INFORMATION

(Millions)

	2016			2017		
	605	Adj	606	605	Adj	606
Computing and Graphics						
Net revenue	$ 1,967	$ 21	$ 1,988	$ 3,029	$ (52)	$ 2,977
Operating income (loss)	(238)	(5)	(243)	147	(55)	92
Enterprise, Embedded and Semi-Custom						
Net revenue	2,305	26	2,331	2,300	(24)	2,276
Operating income	283	4	287	154	(22)	132
All Other						
Net revenue	-	-	-	-	-	-
Operating loss	(417)	-	(417)	(97)	-	(97)
Net revenue	**4,272**	**47**	**4,319**	**5,329**	**(76)**	**5,253**
Operating income (loss)	**$ (372)**	**$ (1)**	**$ (373)**	**$ 204**	**$ (77)**	**$ 127**

AMD Adoption of ASC 606 Revenue Recognition Standard Page 11 February 27, 2018

ADVANCED MICRO DEVICES, INC.

2017 QUARTERS SEGMENT INFORMATION

(Millions)

	Q1'17			Q2'17			Q3'17			Q4'17		
	605	Adj	606	605	Adj	606	605	Adj	606	605	Adj	606
Computing and Graphics												
Net revenue	$ 593	$ (20)	$ 573	$ 659	$ 2	$ 661	$ 819	$ 16	$ 835	$ 958	$ (50)	$ 908
Operating income (loss)	(15)	(6)	(21)	7	-	7	70	3	73	85	(52)	33
Enterprise, Embedded and Semi-Custom												
Net revenue	391	214	605	563	(73)	490	824	(75)	749	522	(90)	432
Operating income (loss)	9	46	55	42	(26)	16	84	(10)	74	19	(32)	(13)
All Other												
Net revenue	-	-	-	-	-	-	-	-	-	-	-	-
Operating loss	(23)	-	(23)	(24)	-	(24)	(28)	-	(28)	(22)	-	(22)
Net revenue	**984**	**194**	**1,178**	**1,222**	**(71)**	**1,151**	**1,643**	**(59)**	**1,584**	**1,480**	**(140)**	**1,340**
Operating income (loss)	**$ (29)**	**$ 40**	**$ 11**	**$ 25**	**$ (26)**	**$ (1)**	**$ 126**	**$ (7)**	**$ 119**	**$ 82**	**$ (84)**	**$ (2)**

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 12** **February 27, 2018**

ADVANCED MICRO DEVICES, INC.

Q4'16 AND 2017 QUARTERS CONSOLIDATED BALANCE SHEETS - ASSETS

(Millions)

	Q4'16			Q1'17			Q2'17			Q3'17			Q4'17		
	605	Adj	606	605	Adj	606	605	Adj	606	605	Adj	606	605	Adj	606
Assets															
Current assets:															
Cash and cash equivalents	$ 1,264	$ -	$ 1,264	$ 722	$ -	$ 722	$ 760	$ -	$ 760	$ 879	$ -	$ 879	$ 1,185	$ -	$ 1,185
Marketable securities	-	-	-	221	-	221	84	-	84	-	-	-	-	-	-
Accounts receivable, net	311	61	372	494	273	767	614	196	810	771	128	899	400	54	454
Inventories, net	751	(60)	691	839	(224)	615	833	(175)	658	794	(108)	686	739	(45)	694
Prepayment and other receivables - related parties	32	-	32	31	-	31	10	-	10	26	-	26	33	-	33
Prepaid expenses	63	-	63	73	-	73	68	-	68	72	-	72	77	-	77
Other current assets	109	6	115	118	5	123	142	4	146	157	5	162	188	3	191
Total Current Assets	2,530	7	2,537	2,498	54	2,552	2,511	25	2,536	2,699	25	2,724	2,622	12	2,634
Property, plant and equipment, net	164	-	164	180	-	180	200	-	200	236	-	236	261	-	261
Goodwill	289	-	289	289	-	289	289	-	289	289	-	289	289	-	289
Investment: equity method	59	-	59	58	-	58	58	-	58	57	-	57	58	-	58
Other assets	279	-	279	274	-	274	312	-	312	305	-	305	310	-	310
Total Assets	**$ 3,321**	**$ 7**	**$ 3,328**	**$ 3,299**	**$ 54**	**$ 3,353**	**$ 3,370**	**$ 25**	**$ 3,395**	**$ 3,586**	**$ 25**	**$ 3,611**	**$ 3,540**	**$ 12**	**$ 3,552**

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 13** **February 27, 2018**

ADVANCED MICRO DEVICES, INC.

Q4'16 AND 2017 QUARTERS CONSOLIDATED BALANCE SHEETS - LIABILITIES AND STOCKHOLDERS' EQUITY

(Millions)

	Q4'16			Q1'17			Q2'17			Q3'17			Q4'17		
	605	Adj	606	605	Adj	606	605	Adj	606	605	Adj	606	605	Adj	606
Liabilities and Stockholders' Equity															
Current Liabilities:															
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ 42	$ -	$ 42	$ 70	$ -	$ 70	$ 70	$ -	$ 70
Accounts payable	440	-	440	529	-	529	483	-	483	472	-	472	384	-	384
Payables to related parties	383	-	383	329	-	329	374	-	374	444	-	444	412	-	412
Accrued liabilities	391	9	400	385	10	395	430	11	441	460	13	473	541	14	555
Other current liabilities	69	-	69	67	5	72	48	11	59	73	16	89	57	35	92
Deferred income on shipments to distributors	63	(63)	-	62	(62)	-	72	(72)	-	72	(72)	-	22	(22)	-
Total Current Liabilities	1,346	(54)	1,292	1,372	(47)	1,325	1,449	(50)	1,399	1,591	(43)	1,548	1,486	27	1,513
Long-term debt	1,435	-	1,435	1,408	-	1,408	1,375	-	1,375	1,356	-	1,356	1,325	-	1,325
Other long-term liabilities	124	-	124	110	-	110	129	-	129	119	-	119	118	-	118
Stockholders' equity:															
Capital stock:															
Common stock, par value	9	-	9	9	-	9	9	-	9	10	-	10	9	-	9
Additional paid-in capital	8,334	-	8,334	8,379	-	8,379	8,405	-	8,405	8,437	-	8,437	8,464	-	8,464
Treasury stock, at cost	(119)	-	(119)	(99)	-	(99)	(105)	-	(105)	(108)	-	(108)	(108)	-	(108)
Accumulated deficit	(7,803)	61	(7,742)	(7,876)	101	(7,775)	(7,892)	75	(7,817)	(7,821)	65	(7,756)	(7,760)	(15)	(7,775)
Accumulated other comprehensive loss	(5)	-	(5)	(4)	-	(4)	-	-	-	2	3	5	6	-	6
Total stockholders' equity (deficit)	416	61	477	409	101	510	417	75	492	520	68	588	611	(15)	596
Total Liabilities and Stockholders' Equity (Deficit)	**$ 3,321**	**$ 7**	**$ 3,328**	**$ 3,299**	**$ 54**	**$ 3,353**	**$ 3,370**	**$ 25**	**$ 3,395**	**$ 3,586**	**$ 25**	**$ 3,611**	**$ 3,540**	**$ 12**	**$ 3,552**

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 14** **February 27, 2018**

ADVANCED MICRO DEVICES, INC.

FY 2016 AND FY 2017 CONSOLIDATED STATEMENT OF CASH FLOWS - OPERATING ACTIVITIES

(Millions)

	2016 605	2016 Adj	2016 606	2017 605	2017 Adj	2017 606
Cash flows from operating activities:						
Net Income (loss)	$ (497)	$ (1)	$ (498)	$ 43	$ (76)	$ (33)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:						
Net gain on sale of equity interests in ATMP JV	(146)	-	(146)	(3)	-	(3)
Depreciation and amortization	133	-	133	144	-	144
Provision for deferred income taxes	11	-	11	-	-	-
Stock-based compensation expense	86	-	86	97	-	97
Amortization of debt discount and issuance costs	21	-	21	36	-	36
Net loss on debt redemption	68	-	68	12	-	12
Fair value of warrant issued related to sixth amendment to the WSA	240	-	240	-	-	-
Other	(6)	-	(6)	3	-	3
Changes in operating assets and liabilities:						
Accounts receivable	222	(29)	193	(89)	7	(82)
Inventories	(73)	25	(48)	12	(15)	(3)
Prepayment and other receivables - related parties	1	-	1	(1)	-	(1)
Prepaid expenses and other assets	(166)	(3)	(169)	(140)	3	(137)
Payables to related parties	138	-	138	29	-	29
Accounts payable, accrued liabilities and other	58	8	66	(75)	81	6
Net cash provided by operating activities	$ 90	$ -	$ 90	$ 68	$ -	$ 68
Free Cash Flow [1]	$ 13	$ -	$ 13	$ (45)	-	$ (45)

The adoption of ASC 606 has no impact on the cash provided by or used in operating, financing, or investing activities on the Consolidated Statements of Cash Flows.

[1]See Appendix for Free cash flow reconciliation.

AMD Adoption of ASC 606 Revenue Recognition Standard Page 15 February 27, 2018

ADVANCED MICRO DEVICES, INC.

2017 QUARTERS CONSOLIDATED STATEMENT OF CASH FLOWS - OPERATING ACTIVITIES

(Millions)

	Q1'17			Q2'17			Q3'17			Q4'17		
	605	Adj	606	605	Adj	606	605	Adj	606	605	Adj	606
Cash flows from operating activities:												
Net Income (loss)	$ (73)	$ 40	$ (33)	$ (16)	$ (26)	$ (42)	$ 71	$ (10)	$ 61	$ 61	$ (80)	$ (19)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:												
Net gain on sale of equity interests in ATMP JV	-	-	-	-	-	-	-	-	-	(3)	-	(3)
Depreciation and amortization	34	-	34	35	-	35	36	-	36	39	-	39
Provision for deferred income taxes	-	-	-	-	-	-	-	3	3	-	(3)	(3)
Stock-based compensation expense	23	-	23	24	-	24	29	-	29	21	-	21
Amortization of debt discount and issuance costs	9	-	9	9	-	9	9	-	9	9	-	9
Net loss on debt redemption	4	-	4	3	-	3	2	-	2	3	-	3
Other	5	-	5	(4)	-	(4)	3	-	3	(1)	-	(1)
Changes in operating assets and liabilities:												
Accounts receivable	(183)	(212)	(395)	(120)	77	(43)	(157)	68	(89)	371	74	445
Inventories	(88)	164	76	6	(49)	(43)	39	(67)	(28)	55	(63)	(8)
Prepayment and other receivables - related parties	1	-	1	21	-	21	(16)	-	(16)	(7)	-	(7)
Prepaid expenses and other assets	(30)	1	(29)	(26)	1	(25)	(26)	(1)	(27)	(58)	2	(56)
Payables to related parties	(54)	-	(54)	45	-	45	70	-	70	(32)	-	(32)
Accounts payable, accrued liabilities and other	53	7	60	(59)	(3)	(62)	6	7	13	(75)	70	(5)
Net cash provided by (used in) operating activities	**$ (299)**	**$ -**	**$ (299)**	**$ (82)**	**$ -**	**$ (82)**	**$ 66**	**$ -**	**$ 66**	**$ 383**	**$ -**	**$ 383**
Free Cash Flow [1]	**$ (322)**	**-**	**$ (322)**	**$ (94)**	**-**	**$ (94)**	**$ 32**	**-**	**$ 32**	**$ 339**	**-**	**$ 339**

The adoption of ASC 606 has no impact on the cash provided by or used in operating, financing, or investing activities on the Consolidated Statements of Cash Flows.

[1] See Appendix for Free cash flow reconciliation.

AMD Adoption of ASC 606 Revenue Recognition Standard

Page 16

February 27, 2018

Appendices

2016 and 2017 GAAP to NON-GAAP Reconciliation Tables under ASC 605 and ASC 606

AMD Adoption of ASC 606 Revenue Recognition Standard Page 17 February 27, 2018

ADVANCED MICRO DEVICES, INC.
GAAP TO NON-GAAP RECONCILIATIONS UNDER ASC 605

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGIN (ASC 605)

(Millions, except percentages)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Gross Margin	$ 998	$ 331	$ 404	$ 573	$ 515	$ 1,823
GAAP Gross Margin %	23%	34%	33%	35%	35%	34%
Charge related to the sixth amendment to the WSA with GF	340	-	-	-	-	-
Stock-based compensation	2	-	1	1	-	2
Non-GAAP Gross Margin	$ 1,340	$ 331	$ 405	$ 574	$ 515	$ 1,825
Non-GAAP Gross Margin %	31%	34%	33%	35%	35%	34%

RECONCILIATION OF GAAP TO NON-GAAP RESEARCH AND DEVELOPMENT (R&D) AND MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES (SG&A) (ASC 605)

	2016			Q1'17			Q2'17			Q3'17			Q4'17			2017		
(Millions)	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total
GAAP R&D & SG&A	$ 1,008	$ 460	$ 1,468	$ 266	$ 121	$ 387	$ 279	$ 125	$ 404	$ 315	$ 132	$ 447	$ 300	$ 133	$ 433	$ 1,160	$ 511	$ 1,671
Stock-based compensation	(49)	(35)	(84)	(14)	(9)	(23)	(13)	(10)	(23)	(18)	(10)	(28)	(12)	(9)	(21)	(57)	(38)	(95)
Non-GAAP R&D & SG&A	$ 959	$ 425	$ 1,384	$ 252	$ 112	$ 364	$ 266	$ 115	$ 381	$ 297	$ 122	$ 419	$ 288	$ 124	$ 412	$ 1,103	$ 473	$ 1,576

RECONCILIATION OF GAAP TO NON-GAAP OPERATING INCOME (LOSS) (ASC 605)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP operating income (loss)	$ (372)	$ (29)	$ 25	$ 126	$ 82	$ 204
Restructuring and other special charges, net	(10)	-	-	-	-	-
Charge related to the sixth amendment to the WSA with GF	340	-	-	-	-	-
Stock-based compensation	86	23	24	29	21	97
Non-GAAP operating income (loss)	$ 44	$ (6)	$ 49	$ 155	$ 103	$ 301

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) / EARNINGS (LOSS) PER SHARE (ASC 605)

(Millions except per share amounts)	2016		Q1'17		Q2'17		Q3'17		Q4'17		2017	
GAAP net income (loss) / Earnings (loss) per share	$ (497)	$ (0.60)	$ (73)	$ (0.08)	$ (16)	$ (0.02)	$ 71	$ 0.07	$ 61	$ 0.06	$ 43	$ 0.04
Restructuring and other special charges, net	(10)	(0.01)	-	-	-	-	-	-	-	-	-	-
Charge related to the sixth amendment to the WSA with GF	340	0.41	-	-	-	-	-	-	-	-	-	-
Loss on debt redemption	68	0.08	4	-	3	-	2	-	3	-	12	0.01
Non-cash interest expense related to convertible debt	6	0.01	6	0.01	5	0.01	6	0.01	5	-	22	0.02
Stock-based compensation	86	0.10	23	0.02	24	0.02	29	0.02	21	0.02	97	0.09
Gain on sale of 85% of ATMP	(146)	(0.17)	-	-	-	-	-	-	(3)	-	(3)	-
Tax provision related to sale of 85% of ATMP JV	26	0.03	-	-	-	-	-	-	1	-	1	-
Equity loss in investee	10	0.01	2	-	3	-	2	-	-	-	7	0.01
Non-GAAP net income (loss) / Earnings (loss) per share	$ (117)	$ (0.14)	$ (38)	$ (0.04)	$ 19	$ 0.02	$ 110	$ 0.10	$ 88	$ 0.08	$ 179	$ 0.17

AMD Adoption of ASC 606 Revenue Recognition Standard
Page 18
February 27, 2018

ADVANCED MICRO DEVICES, INC.
GAAP TO NON-GAAP RECONCILIATIONS UNDER ASC 605

RECONCILIATION OF GAAP TO NON-GAAP INTEREST EXPENSE (ASC 605)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Interest expense	$ (156)	$ (32)	$ (32)	$ (31)	$ (31)	$ (126)
Non-cash interest expense related to convertible debt	6	6	5	6	5	22
Non-GAAP Interest Expense	$ (150)	$ (26)	$ (27)	$ (25)	$ (26)	$ (104)

RECONCILIATION OF GAAP TO NON-GAAP OTHER INCOME (EXPENSE) (ASC 605)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Other income (expense), net	$ 80	$ (5)	$ (3)	$ (3)	$ 2	$ (9)
Loss on debt redemption	68	4	3	2	3	12
Gain on sale of 85% of ATMP JV	(146)	-	-	-	(3)	(3)
Non-GAAP Other income (expense), net	$ 2	$ (1)	$ -	$ (1)	$ 2	$ -

RECONCILIATION OF GAAP TO NON-GAAP PROVISION FOR INCOME TAXES (ASC 605)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Provision (benefit) for income taxes	$ 39	$ 5	$ 3	$ 19	$ (8)	$ 19
Tax provision related to sale of 85% of ATMP JV	(26)	-	-	-	(1)	(1)
Non-GAAP Provision (benefit) for income taxes	$ 13	$ 5	$ 3	$ 19	$ (9)	$ 18

FREE CASH FLOW RECONCILIATION

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP net cash provided by (used in) operating activities	$ 90	$ (299)	$ (82)	$ 66	$ 383	$ 68
Purchases of property, plant and equipment	(77)	(23)	(12)	(34)	(44)	(113)
Free cash flow	$ 13	$ (322)	$ (94)	$ 32	$ 339	$ (45)

AMD Adoption of ASC 606 Revenue Recognition Standard Page 19 February 27, 2018

ADVANCED MICRO DEVICES, INC.
GAAP TO NON-GAAP RECONCILIATIONS UNDER ASC 606

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGIN (ASC 606)

(Millions, except percentages)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Gross Margin	$ 1,003	$ 378	$ 386	$ 571	$ 452	$ 1,787
GAAP Gross Margin %	23%	32%	34%	36%	34%	34%
Charge related to the sixth amendment to the WSA with GF	340	-	-	-	-	-
Stock-based compensation	2	-	1	1	-	2
Non-GAAP Gross Margin	$ 1,345	$ 378	$ 387	$ 572	$ 452	$ 1,789
Non-GAAP Gross Margin %	31%	32%	34%	36%	34%	34%

RECONCILIATION OF GAAP TO NON-GAAP RESEARCH AND DEVELOPMENT (R&D) AND MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES (SG&A) (ASC 606)

	2016			Q1'17			Q2'17			Q3'17			Q4'17			2017		
(Millions)	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total	R&D	SG&A	Total
GAAP R&D & SG&A	$ 1,008	$ 466	$ 1,474	$ 271	$ 123	$ 394	$ 285	$ 127	$ 412	$ 320	$ 132	$ 452	$ 320	$ 134	$ 454	$ 1,196	$ 516	$ 1,712
Stock-based compensation	(49)	(35)	(84)	(14)	(9)	(23)	(13)	(10)	(23)	(18)	(10)	(28)	(12)	(9)	(21)	(57)	(38)	(95)
Non-GAAP R&D & SG&A	$ 959	$ 431	$ 1,390	$ 257	$ 114	$ 371	$ 272	$ 117	$ 389	$ 302	$ 122	$ 424	$ 308	$ 125	$ 433	$ 1,139	$ 478	$ 1,617

RECONCILIATION OF GAAP TO NON-GAAP OPERATING INCOME (LOSS) (ASC 606)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP operating income (loss)	$ (373)	$ 11	$ (1)	$ 119	$ (2)	$ 127
Restructuring and other special charges, net	(10)	-	-	-	-	-
Charge related to the sixth amendment to the WSA with GF	340	-	-	-	-	-
Stock-based compensation	86	23	24	29	21	97
Non-GAAP operating income (loss)	$ 43	$ 34	$ 23	$ 148	$ 19	$ 224

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) / EARNINGS (LOSS) PER SHARE (ASC 606)

(Millions except per share amounts)	2016		Q1'17		Q2'17		Q3'17		Q4'17		2017	
GAAP net income (loss) / Earnings (loss) per share	$ (498)	$ (0.60)	$ (33)	$ (0.04)	$ (42)	$ (0.04)	$ 61	$ 0.06	$ (19)	$ (0.02)	$ (33)	$ (0.03)
Restructuring and other special charges, net	(10)	(0.01)	-	-	-	-	-	-	-	-	-	-
Charge related to the sixth amendment to the WSA with GF	340	0.41	-	-	-	-	-	-	-	-	-	-
Loss on debt redemption	68	0.08	4	-	3	-	2	-	3	-	12	0.01
Non-cash interest expense related to convertible debt	6	0.01	6	0.01	5	0.01	6	0.01	5	-	22	0.02
Stock-based compensation	86	0.10	23	0.02	24	0.02	29	0.02	21	0.02	97	0.09
Gain on sale of 85% of ATMP	(146)	(0.17)	-	-	-	-	-	-	(3)	-	(3)	-
Tax provision related to sale of 85% of ATMP JV	26	0.03	-	-	-	-	-	-	1	-	1	-
Equity loss in investee	10	0.01	2	-	3	-	2	-	-	-	7	0.01
Non-GAAP net income (loss) / Earnings (loss) per share	$ (118)	$ (0.14)	$ 2	$ -	$ (7)	$ (0.01)	$ 100	$ 0.09	$ 8	$ 0.01	$ 103	$ 0.10

AMD Adoption of ASC 606 Revenue Recognition Standard **Page 20** **February 27 , 2018**

ADVANCED MICRO DEVICES, INC.
GAAP TO NON-GAAP RECONCILIATIONS UNDER ASC 606

RECONCILIATION OF GAAP TO NON-GAAP INTEREST EXPENSE (ASC 606)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Interest expense	$ (156)	$ (32)	$ (32)	$ (31)	$ (31)	$ (126)
Non-cash interest expense related to convertible debt	6	6	5	6	5	22
Non-GAAP Interest Expense	$ (150)	$ (26)	$ (27)	$ (25)	$ (26)	$ (104)

RECONCILIATION OF GAAP TO NON-GAAP OTHER INCOME (EXPENSE) (ASC 606)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Other income (expense), net	$ 80	$ (5)	$ (3)	$ (3)	$ 2	$ (9)
Loss on debt redemption	68	4	3	2	3	12
Gain on sale of 85% of ATMP JV	(146)	-	-	-	(3)	(3)
Non-GAAP Other income (expense), net	$ 2	$ (1)	$ -	$ (1)	$ 2	$ -

RECONCILIATION OF GAAP TO NON-GAAP PROVISION FOR INCOME TAXES (ASC 606)

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP Provision (benefit) for income taxes	$ 39	$ 5	$ 3	$ 22	$ (12)	$ 18
Tax provision related to sale of 85% of ATMP JV	(26)	-	-	-	(1)	(1)
Non-GAAP Provision (benefit) for income taxes	$ 13	$ 5	$ 3	$ 22	$ (13)	$ 17

FREE CASH FLOW RECONCILIATION

(Millions)	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
GAAP net cash provided by (used in) operating activities	$ 90	$ (299)	$ (82)	$ 66	$ 383	$ 68
Purchases of property, plant and equipment	(77)	(23)	(12)	(34)	(44)	(113)
Free cash flow	$ 13	$ (322)	$ (94)	$ 32	$ 339	$ (45)

AMD Adoption of ASC 606 Revenue Recognition Standard Page 21 February 27 , 2018